SUPPLEMENT DATED MARCH 17, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2010

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

MANAGEMENT

In the table on page 33, in the seventh row (William C. Kimball), in the sixth column, delete "none" and substitute "Casey's General Stores, Inc."

Investment Advisory and Other Services
Effective April 1, 2010, add the following to the management fee schedules for the following Funds, as they appear on page 102:

	Next	Over
	$1 Billion	$3 Billion
Disciplined LargeCap Blend Fund	0.54%	0.53%
LargeCap Growth Fund I	0.69%	0.68%
LargeCap Growth Fund II	0.89%	0.88%
Preferred Securities Fund	0.69%	0.68%

Multiple Class Structure
On page 117, under the heading, “Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)”, delete the first sentence in the second paragraph (it begins with “As compensation”) and substitute the following:

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to each of the R-1, R-2, R-3, R-4 and R-5 Classes.

On page 117, under the heading, “Administrative Service Agreement (R-1, R-2, R-3, R-4, and R-5
Classes only)”, delete the first sentence in the second paragraph (it begins with “As compensation”) and substitute the following:

As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.20% of the average daily net assets of the R-2
Class, 0.07% of the average daily net assets of the R-3 Class, 0.03% of the average daily net assets of the R-4 Class and 0.01% of the average daily net assets of the R-5 Class.

PORTFOLIO MANAGER DISCLOSURE
Delete the Other Accounts Table at the top of page 196 and substitute the following:

			Number of	Total Assets of the
			Accounts that	Accounts that
	Total	Total Assets	Base the Advisory	Base the
	Number of	In the	Fee on	Advisory Fee
	Accounts	Accounts	Performance	on Performance
Ann H. Benjamin: High Yield Fund I
Registered investment companies	4	$874.9 million	0	$0
Other pooled investment vehicles	2	$827.5 million	0	$0
Other accounts	23	$4.9 billion	1	$149 million

Thomas P. O'Reilly: High Yield Fund I
Registered investment companies	4	$874.9 million	0	$0
Other pooled investment vehicles	2	$827.5 million	0	$0
Other accounts	23	$4.9 billion	1	$149 million